BRITISH COLUMBIA
The Best Place on Earth

BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Cover Sheet

DEJOUR ENERGY INC.

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	February 13, 2012 09:12 AM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	DEJOUR ENERGY INC.
Incorporation Number:	**C0732616**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA
The Best Place on Earth

BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
February 13, 2012

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 13, 2012 09:12 AM Pacific Time

Incorporation Number: **C0732616**

Recognition Date and Time: Continued into British Columbia on August 16, 2005 03:51 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

DEJOUR ENERGY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3
CANADA

Delivery Address:
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3
CANADA

Delivery Address:
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Blacker, Harrison

Mailing Address:	Delivery Address:
598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA	598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA

Last Name, First Name, Middle Name:
Holmes, Robert

Mailing Address:	Delivery Address:
598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA	598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA

Last Name, First Name, Middle Name:
Devine, Darren

Mailing Address:	Delivery Address:
598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA	598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA

Last Name, First Name, Middle Name:
HODGKINSON, ROBERT L

Mailing Address:	Delivery Address:
598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA	598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA

Last Name, First Name, Middle Name:
STURROCK, CRAIG C

Mailing Address:	Delivery Address:
598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA	598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA

Last Name, First Name, Middle Name:
Patricio, Richard

Mailing Address:	Delivery Address:
598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA	598 - 999 CANADA PL. VANCOUVER BC V6C 3E1 CANADA

Last Name, First Name, Middle Name:
Mut, Stephen R.

Mailing Address:
598 - 999 CANADA PL.
VANCOUVER BC V6C 3E1
CANADA

Delivery Address:
598 - 999 CANADA PL.
VANCOUVER BC V6C 3E1
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

December 17, 2009

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
1.	No Maximum	Series 1 Preferred	Special Rights or Restrictions are attached